UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2016

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Super Micro Computer, Inc. 2016 Equity Incentive Plan
The Board of Directors (the “Board”) of Super Micro Computer, Inc. (the “Company”) previously adopted, subject to stockholder approval, the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The Company’s stockholders approved the 2016 Plan at the Annual Meeting of Stockholders held on March 8, 2016 (the “Annual Meeting”). The 2016 Plan became effective on March 8, 2016, and no further awards will be granted under the Company’s 2006 Equity Incentive Plan (the “Predecessor Plan”), which was terminated upon the effectiveness of the 2016 Plan.
The maximum aggregate number of shares authorized for issuance under the 2016 Plan is the sum of 4,700,000 shares plus up to 2,800,000 shares subject to options and other awards currently outstanding under the Company’s Predecessor Plan to the extent that such awards expire or are forfeited for any reason after the date of the Annual Meeting.
Additional details of the 2016 Plan are included in the Company’s 2016 proxy statement, which was filed with the Securities and Exchange Commission on February 12, 2016 (the “2016 Proxy”), under the heading “Proposal 2 - Approval of Adoption of the 2016 Equity Incentive Plan,” and in the Company’s supplement to the 2016 Proxy, which was filed with the Securities and Exchange Commission on February 23, 2016. The above description of the 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of the Company was held on March 8, 2016 (the “Annual Meeting”). Set forth below are the proposals on which the Company’s stockholders voted at the Annual Meeting and the voting results for each proposal.
Proposal 1: A proposal to elect the following two directors to serve for three-year terms to expire at the 2018 annual meeting of stockholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Chiu-Chu (Sara) Liu Liang	39,038,347	1,578,788	N/A	4,895,701
Hwei-Ming (Fred) Tsai	37,014,320	3,602,815	N/A	4,895,701
All director nominees were duly elected.
Proposal 2: A proposal to approve the adoption of the Company's 2016 Equity Incentive Plan (including without limitation, certain material terms of such 2016 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended).

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,465,129	7,143,089	8,917	4,895,701
Proposal 2 was approved.
Proposal 3: A proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,311,582	195,722	5,532	N/A
Proposal 3 was approved.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Super Micro Computer, Inc. 2016 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: March 14, 2016	By:	/s/ Charles Liang
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Super Micro Computer, Inc. 2016 Equity Incentive Plan